EX-99.906 CERT

   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Bryan McKigney, Director, President and Chairman of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant for the fiscal year ended October 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 22, 2004               /s/ Bryan McKigney
     -------------------------         -------------------------------------
                                       Bryan McKigney, Director, President
                                       and Chairman
                                       (principal executive officer)


I, Alan Kaye, Treasurer of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant for the fiscal year ended October 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 22, 2004               /s/ Alan Kaye
     -------------------------         --------------------------------------
                                       Alan Kaye, Treasurer
                                       (principal financial officer)